UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 19, 2008
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
33587 Walker Road, Avon Lake, Ohio     44012
(Address of Principal Executive Offices)        (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
At the Morgan Stanley 2008 Global Basic Materials Conference on February 19, 2008, a representative of PolyOne Corporation (the “Company”) provided that the Company’s first-quarter revenue growth should trend in line with its full-year 2008 revenue growth target of 10 percent to 12 percent and that the year-to-year growth that is planned for the year should be fairly consistent throughout the quarters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 20, 2008

POLYONE CORPORATION
By:	/s/ Lisa K. Kunkle
	Name:	Lisa K. Kunkle
	Title:	Vice President, General Counsel and Secretary